UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

Snail, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41556	88-4146991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12049 Jefferson Blvd

Culver City, CA 90230

(Address of principal executive offices) (Zip Code)

+1 (310) 988-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SNAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into Material Definitive Agreement.

Convertible Promissory Note Offering; Securities Purchase Agreement

On November 26, 2025, Snail, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an accredited investor (the “Investor”). Pursuant to the terms and conditions of the Securities Purchase Agreement, the Investor agreed to purchase from the Company in a private placement offering (the “Offering”) an unsecured convertible promissory Note in the aggregate principal amount of $1,000,000 (the “Note”). The Note had a purchase price of $1,000,000 due to the inclusion of a 10% original issuance discount (“OID”).

The Company will pay a one-time interest charge on the principal amount of the Note at a rate of 5% when such amounts become due and payable, whether at maturity or upon acceleration or by prepayment or otherwise, as further provided herein. The maturity date is twelve (12) months from the date of issuance (the “Maturity Date”), and is the date upon which the principal amount (which includes the OID) and any accrued and unpaid interest and other fees, is due and payable.

Any outstanding principal or interest on the Note that is not paid when due will bear interest at the rate of the lesser of: (i) 10% per annum and (ii) the maximum amount permitted by law from the due date thereof until the same is paid. Upon the occurrence of an event of default that has not been cured, the Note will become immediately due and payable. In addition, upon an event of default, the Company will be required to pay an amount equal to the principal amount then outstanding plus accrued interest through the date of full repayment multiplied by 120%, plus applicable costs and fees. The Company may prepay the outstanding principal amount and interest due under the Note subject to certain restrictions.

The Investor has the right at any time (subject to certain ownership limitations) to convert all or any portion of the then outstanding and unpaid principal amount of the Note into shares (the “Conversion Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”). The per share conversion price (the “Conversion Price”) at which principal and interest under the Note will be convertible into shares of Class A Common Stock is $5.00, subject to adjustment as provided in the Note, provided, however, that with respect to $2,88,750 of the outstanding amount of the Note, the Conversion Price equals the lesser of (i) $5.00, or (ii) the Market Price (which is defined as mean 92% of the lowest dollar volume weighted average price (the “VWAP”) on any trading day during the five (5) trading days prior to the respective conversion date. “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (as defined in the Note) during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg or other similar quotation service provider designated by the Investor.

Pursuant to the Note, the Company will, at all times, reserve from its authorized and unissued shares of Class A common stock a sufficient number of shares to provide for the issuance of the Conversion Shares equal to the greater of: (i) an aggregate of 2,139,945 shares of Class A Common Stock, and (ii) an amount equal to: (a) the number of Conversion Shares issuable upon the full conversion of the Note (assuming no payment of the principal amount or interest) at a conversion price equal to the Conversion Price multiplied by (b) 1.5.

The Note are ranked as a senior unsecured obligation of the Company with priority over all existing and future unsecured indebtedness.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Note or the Conversion Shares, nor shall there be an offer, solicitation or sale of the Note or the Conversion Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The Securities Purchase Agreement and the Note also contain customary representations, warranties, indemnification provisions and closing conditions. The representations, warranties and covenants contained in the Securities Purchase Agreement and Note were made only for purposes of the Securities Purchase Agreement and Note and as of specific dates, were solely for the benefit of the parties to such Agreement and are subject to certain important limitations.

The foregoing is a summary description of certain terms of the Securities Purchase Agreement and the Note. For a full description of all terms, please refer to the copies of the form of the Securities Purchase Agreement and the Note that are filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

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Registration Rights Agreement

On November 26, 2025, the parties entered into a registration rights agreement (the “Registration Rights Agreement”), which grants the Investor certain customary registration rights in connection with the Offering with respect to the Conversion Shares. In accordance with the terms and conditions of the Registration Rights Agreement, the Company shall prepare and file with the SEC a registration statement on Form S-1 or Form S-3 (the “Registration Statement”) registering the resale of the Conversion Shares within 90 days and have such registration statement effective by within 120 days after the execution of the Registration Rights Agreement (the “Effectiveness Deadline”).

The foregoing is a summary description of certain terms of the Registration Rights Agreement. For a full description of all terms, please refer to a copy of the form of the Registration Rights Agreement that is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Stockholder Approval

The holders of a majority of the issued and outstanding voting securities of the Company approved (the “Stockholder Approval”), for purposes of Nasdaq Listing Rule 5635(d), by written consent in lieu of a special meeting dated February 20, 2025, the sale by the Company of the Note to the Investors and the issuance by the Company of the shares of Class A common stock issuable upon conversion of the Note that exceed 20% or more of the Class A Common Stock outstanding before the issuance of the Note. A definitive information statement on Schedule 14C was filed with the SEC on April 23, 2025 with respect to the Stockholder Approval.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The description of the Note described in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is hereby incorporated herein by reference in this Item 3.02. The issuance of the Note and the Conversion Shares was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Convertible Promissory Note, dated November 26, 2025
10.1	Form of Securities Purchase Agreement, dated November 26, 2025
10.2	Form of Registration Rights Agreement, dated November 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAIL, INC.

Date: December 3, 2025	By:	/s/ Hai Shi
	Name:	Hai Shi
	Title:	Founder, Chief Executive Officer, Chief Strategy Officer and Chairman of the Board of Directors

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